UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2005

                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-50774                 41-2052984
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
     of Incorporation)                 Number)            Identification Number)

             9255 Towne Centre Drive, Suite 235, San Diego, CA 92121
               (Address of principal executive offices) (zip code)

                                 (858) 720-8000
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      As described under Item 5.02 of a Form 8-K filed by IPEX, Inc. (the "Company") on May 24, 2005, the Audit Committee of the Company's Board of Directors has been investigating certain transactions involving a loan extended by the Company's wholly owned subsidiary to Joseph L. Putegnat III to determine whether the loan constituted a "direct or indirect loan to a director or executive officer (or equivalent thereof)." If a loan to a director or executive officer (or equivalent thereof) was made by the Company, or by a subsidiary of the Company, the loan would constitute a violation of the Sarbanes-Oxley Act of 2002 and Section 13(k) of the Securities Exchange Act of 1934, as amended.

      Mr. Putegnat was the President, founder and sole shareholder of Jupiter Telecom, Inc., a predecessor in interest to the Company's current business. On February 24, 2005, Jupiter Telecom, Inc. merged with Administration for International Credit & Investment, Inc., an Oregon corporation ("AICI"). On March 17, 2005, AICI merged with AICI, Inc., a Nevada corporation and a wholly owned subsidiary of the Company ("AICI Nevada"). All of the Company's current operations are conducted through AICI Nevada. Until the March 17, 2005 merger, Mr. Putegnat held the title of Senior Vice President of AICI. The Audit Committee has completed its investigation into the loan to Mr. Putegnat and found that there is sufficient evidence to determine that a direct loan was made to Mr. Putegnat in March of 2005, and that Mr. Putegnat was acting in a capacity equivalent to an executive officer of the Company, or its subsidiary, at the time of the loan. Accordingly, the Audit Committee concluded that there is sufficient evidence to determine that the loan to Mr. Putegnat was a violation of the Sarbanes-Oxley Act of 2002 and the Securities Exchange Act of 1934, as amended.

      As a result of the conclusions of the Audit Committee, Wolfgang Grabher resigned from the Board of Directors, effective June 21, 2005.

      David Overskei resigned from the Company's Board of Directors effective June 21, 2005. Mr. Overskei was a member of the Company's Audit Committee at the time of his resignation.

      In connection with their resignations, the Company entered into indemnification agreements with each of Messrs. Grabher and Overskei. The indemnification agreements require the Company to indemnify Messrs. Grabher and Overskei, to the extent not covered by the Company's directors' and officers' liability insurance (including by reason of the fact that any proceeding involves facts that occurred prior to the policy period which began April 8,
2005) for any expenses, judgment, fines, and/or penalties sustained by reason of the fact that each of them is or was a director and/or officer of the Company. The indemnification agreements expressly provide that the Company will not indemnify Messrs. Grabher and Overskei in connection with any proceeding for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law. In addition, the scope of the indemnification agreements is expressly limited to the extent of indemnification permitted by applicable corporate law and the Company's Articles of Incorporation.

      On June 23, 2005, the Board of Directors of the Company appointed Alice Campbell and Steven J. Bodnar to fill the vacancies on the Board. Ms. Campbell and Mr. Bodnar were named to the Company's Audit Committee and Ms. Campbell was named to chair the Audit Committee. The reconstituted Audit Committee is continuing to investigate other aspects of the Company's operations.

      Ms. Campbell is currently a director nominee for Digicorp, a Utah corporation whose common stock is quoted on the OTC Bulletin Board. Since October 22, 2004, Ms. Campbell has been a director of Patient Safety Technologies, Inc., a Delaware corporation whose common stock is traded on the American Stock Exchange ("PST"). Since 2001, Ms. Campbell has been, and is currently, an investigator and consultant, specializing in research and litigation services, financial investigations and computer forensics, for major companies and law firms throughout the United States. Ms. Campbell is a certified fraud specialist, as well as a certified instructor for the Regional Training Center of the United States Internal Revenue Service and for the National Business Institute. From 1979 to 2001, Ms. Campbell served as a special agent for the United States Treasury Department where she conducted criminal investigations and worked closely with the United States Attorney's Office and with several federal agencies, including the Internal Revenue Service, Federal Bureau of Investigation, Secret Service, Customs Service, State Department, Drug Enforcement Agency, Bureau of Alcohol, Tobacco and Firearms and U.S. Postal Service. Ms. Campbell received her B.A. from the University of North Carolina, Chapel Hill and has attended various specialized schools dealing with financial matters.


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

      Since 2000, Mr. Bodnar's principal occupation has been managing personal assets. From April 2003 to present, Mr. Bodnar has been Managing Member of Bodnar Capital Management, LLC, a privately held capital management firm. From December 2004 to present, Mr. Bodnar has been Managing Director of The Bodnar Investment Fund, a privately held investment fund. From 1991 to 2000, Mr. Bodnar was Vice President of Continental Motors, Inc., an automobile dealership which was sold to United Auto Group in October 2000.

      There was no arrangement or understanding between Ms. Campbell or Mr. Bodnar and any other person pursuant to which they were selected as a director. In March 2005, Bodnar Capital Management, LLC purchased 50,000 units, including 100,000 shares of common stock and warrants to purchase an additional 100,000 shares of common stock, of the Company for an aggregate purchase price of $100,000. Mr. Bodnar is a managing member of Bodnar Capital Management, LLC. Except for the March 2005 investment by Bodnar Capital Management, LLC, there was no transaction involving an amount exceeding $60,000 during the last two years, or any such proposed transaction, to which the Company was or is to be a party, in which Ms. Campbell or Mr. Bodnar had or is to have a direct or indirect material interest.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits


Exhibit Number        Description
------------------    ----------------------------------------------------------
10.1                  Indemnification Agreement with Wolfgang Grabher
10.2                  Indemnification Agreement with David Overskei


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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IPEX, Inc.


Dated: June 27, 2005                   By:  /s/ Milton Ault
                                           -------------------------------------
                                       Name:    Milton "Todd" Ault, III
                                       Title:   Chairman and Acting Chief
                                                Financial Officer


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